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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):           MAY 9, 2003


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


        MINNESOTA                  0-25121                 41-1597886
(State of Incorporation)      (Commission File            (IRS Employer
                                    Number)                Identification No.)


        6105 TRENTON LANE NORTH
        MINNEAPOLIS, MINNESOTA                   55442
        (Address of principal                  (Zip Code)
               executive offices)


Registrant's telephone number, including area code: (763) 551-7000





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ITEM 9. REGULATION FD DISCLOSURE. The information contained in this report is being provided under Items 9 and 12 of Form 8-K.


     On May 9, 2003, the registrant issued a press release, as follows:


FOR IMMEDIATE RELEASE                   CONTACT:  Mark Kimball (763) 551-7070
                                                  Select Comfort Corporation
                                                  mark.kimball@selectcomfort.com

         SELECT COMFORT CORPORATION ANNOUNCES PRICING OF PUBLIC OFFERING

     MINNEAPOLIS, MINN. (May 9, 2003) - Select Comfort Corporation (NASDAQ:
SCSS), the nation's leading bed retailer and creator of the SLEEP NUMBER(R) bed , announced today the pricing of a public offering of 6,180,000 shares of its common stock at a price to the public of $13.00 per share. All shares are being offered by selling shareholders, including 5,618,182 shares from St. Paul Venture Capital and 561,818 shares from Renaissance Capital. In addition, certain of the selling shareholders have granted the underwriters an option to purchase an additional 927,000 shares to cover over-allotments, if any. The shares are being underwritten by an investment banking group led by Thomas Weisel Partners LLC, and including U.S. Bancorp Piper Jaffray; Adams, Harkness & Hill, Inc.; and Craig-Hallum Capital Group LLC. None of the shares are being offered or sold by the company or management of the company.

     A registration statement relating to these securities was filed and declared effective by the Securities and Exchange Commission. A copy of the final prospectus relating to the offering may be obtained by mail from Thomas Weisel Partners LLC, One Montgomery Street, Suite 3700, San Francisco, CA 94104, or by calling 415/364-2500.

     This press release is neither an offer to sell nor solicitation of an offer to buy any of the securities. The offering is made only by the prospectus. This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

     Founded in 1987, Select Comfort Corporation is the nation's leading bed retailer (1), holding 26 U.S. issued or pending patents for its personalized sleep products. The company designs, manufactures and markets a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number(R) bed, as well as foundations and sleep accessories.


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Select Comfort's products are sold through its 327 retail stores located nationwide, including leased departments in Bed Bath & Beyond stores; through selected bedding retailers; through its national direct marketing operations; and on the Internet at www.selectcomfort.com.

                                      ###


     Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, general and industry economic trends, uncertainties arising from the possibility of war and other global events, consumer confidence, the effectiveness and efficiency of our advertising and promotional efforts, advertising rates, consumer acceptance of our products and sleep technology, industry competition, our dependence on significant suppliers, including Mill Creek Bank, a subsidiary of Conseco Finance Corp., for extension of consumer credit, and the vulnerability of any such suppliers to recessionary pressures, liquidity concerns or other factors, government regulation, including anticipated future regulation of direct marketing telephone solicitation and bedding flammability standards, risks inherent in conversion of enterprise information systems as well as the risk factors listed from time to time in the company's filings with the SEC, including the company's Annual Report on Form 10-K and other periodic reports filed with the SEC.

     The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.

(1)     TOP 25 BEDDING RETAILERS, FURNITURE TODAY, AUGUST 12, 2002



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SELECT COMFORT CORPORATION
                                           (Registrant)


Dated:  May 9, 2003                        By:    /S/ MARK A. KIMBALL
                                              --------------------------------
                                           Title: SENIOR VICE PRESIDENT
                                                 -----------------------------



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